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Exhibit 10.40

FIFTH AMENDMENT
TO
SENIOR UNSECURED REVOLVING CREDIT AGREEMENT

        This Fifth Amendment to Senior Unsecured Revolving Credit Agreement ("Fifth Amendment") is entered into as of the 19 day of July, 2002, by and between WELLS FARGO BANK, N.A., for its own benefit as a Lender (in that capacity sometimes referred to as "Wells Fargo"), as the Issuing Bank, and, as agent for the benefit of the present and future Lenders (in that capacity "Agent"), HARRIS TRUST AND SAVINGS BANK, as a Lender, U.S. BANK NATIONAL ASSOCIATION, as a Lender, THE BANK OF TOKYO-MITSUBISHI, LTD., as a Lender, and BANK OF AMERICA, N.A., as a Lender (collectively, the "Lenders") and CH2M HILL COMPANIES, LTD., an Oregon corporation, as a Borrower, CH2M HILL, INC., a Florida corporation, as a Borrower, OPERATIONS MANAGEMENT INTERNATIONAL, INC., a California corporation, as a Borrower and CH2M HILL INDUSTRIAL DESIGN CORPORATION, an Oregon corporation, as a Borrower (collectively, the "Borrowers").

R E C I T A L S

        A.    The Borrowers and the Lenders have entered into that certain document entitled "$100,000,000 Senior Unsecured Revolving Credit Agreement" dated as of June 18, 1999, as amended by that certain First Amendment to $100,000,000 Senior Unsecured Revolving Credit Agreement dated as of October 2, 2000, by that certain Second Amendment to $100,000,000 Senior Unsecured Revolving Credit Agreement dated as of July 12, 2001, by that certain Third Amendment to $100,000,000 Senior Unsecured Revolving Credit Agreement dated as of March 22, 2002, and by that certain Fourth Amendment to Senior Unsecured Revolving Credit Agreement dated as of March 28, 2002 (as further amended, modified or supplemented from time to time, the "Credit Agreement").

        B.    The Borrowers have requested that the Lenders amend the Credit Agreement in order to modify the definition of Final Maturity Date, which the Lenders are willing to do under the terms and conditions as set forth in this Fifth Amendment.

A G R E E M E N T

        For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1.    Amendment to Credit Agreement.    Upon satisfaction of the conditions set forth in Section 2 of this Fifth Amendment, the definition of "Final Maturity Date" as set forth in Section 1 of the Credit Agreement shall be amended in its entirety to read as follows:

          "Final Maturity Date" means June 17, 2005.

        2.    Conditions to Effectiveness of this Fifth Amendment.    The effectiveness of this Fifth Amendment is subject to satisfaction, as reasonably determined in the Agent's sole discretion, of each of the following conditions precedent:

          2.1    Representations and Warranties.    The representations and warranties of the Borrowers shall be true and correct in all material respects on and as of the date hereof.

          2.2    Payment of Expenses.    The Borrowers shall reimburse the Agent for all of its expenses, including attorneys fees, incurred in connection with this Fifth Amendment.

          2.3    No Event of Default.    No Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

        3.    General Provisions.

          3.1    No Other Modifications.    The Credit Agreement shall remain in full force and effect except as specifically amended by this Fifth Amendment.

          3.2    Definitions.    Capitalized terms, used but not defined herein, shall have the meanings given to such terms in the Credit Agreement, if defined therein.

          3.3    Severability.    Should any provision of this Fifth Amendment be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this Fifth Amendment and all remaining provisions of this Fifth Amendment shall be fully enforceable.

          3.4    Governing Law.    This Fifth Amendment and the rights and obligations of the parties hereto shall be governed by, interpreted and enforced in accordance with the laws of the State of Colorado.

          3.5    Headings.    The captions or headings in this Fifth Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Fifth Amendment.

          3.6    Counterparts.    This Fifth Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Telefax copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by telefax, shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

        IN WITNESS WHEREOF the parties have caused this Fifth Amendment to be executed as of the date set forth above.

BORROWERS:
CH2M HILL COMPANIES, LTD., an Oregon corporation
By:

Name:

Title:

CH2M HILL, INC., a Florida corporation
By:

Name:

Title:

OPERATIONS MANAGEMENT INTERNATIONAL, INC., a California corporation
By:

Name:

Title:

CH2M HILL INDUSTRIAL DESIGN CORPORATION, an Oregon corporation
By:

Name:

Title:

LENDERS:
WELLS FARGO BANK, N.A.
By:

Name:

Title:

HARRIS TRUST AND SAVINGS BANK
By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION
By:

Name:

Title:

THE BANK OF TOKYO-MITSUBISHI, LTD.
By:

Name:

Title:

BANK OF AMERICA, N.A.
By:

Name:

Title:

AGENT:
WELLS FARGO BANK, N.A.
By:

Name:

Title:

ISSUING BANK:
WELLS FARGO BANK, N.A.
By:

Name:

Title:

EXHIBIT A

Bank of America, N.A.
IL 1-231-06-52
231 South LaSalle Street
Chicago, IL 60697
Attn: Helen Perry, Vice President

The Bank of Tokyo-Mitsubishi, Ltd.
2300 Pacwest Center
1211 S.W. Fifth Avenue
Portland, OR 97204
Attn: Hiro Nakazawa, Vice President

Wells Fargo Bank, NA..
C7301-031
1740 Broadway
Denver, CO 80274
Attn: John Hall, Vice President

Harris Trust and Savings Bank
111 West Monroe Street
Chicago, IL 60603
Attn: Shahrokh Z. Shah, Managing Director

U.S. Bank National Association
950 17th Street, Suite 300
Denver, CO 80207
Attn: Wesley G. Zepelin, Vice President

CH2M Hill
6060 South Willow Drive
Greenwood Village, CO 80111
Attn: Stan Vinson, Treasurer

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  Exhibit 10.40